UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 3, 2018

Bosy Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-208978	98-1253258
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit Room 7C, World Trust Tower Building,

50 Stanley Street, Central, Hong Kong

(Address of principal executive offices)

(852) 3610-2665

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(b) On January 2, 2018, the Company engaged TAAD LLP (“TAAD”) as the Company’s new independent registered public accounting firm effective immediately, and also engaged TAAD to perform a re-audit of the Company’s financial statements for the fiscal year ended December 31, 2016. During the Company’s two most recent fiscal years ended December 31, 2017 and 2016 and for the subsequent interim period through January 2, 2018, neither the Company, nor anyone on behalf of the Company consulted with TAAD regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bosy Holdings Corp.
(Name of Registrant)

Date: January 3, 2018	By:	/s/ TEOH KOOI SOOI
	Name:	TEOH Kooi Sooi
	Title:	Chief Executive Officer, President, Treasurer, Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)

Date: January 3, 2018	By:	/s/ CHEN ZHERU
	Name:	CHEN Zheru
	Title:	Director, Secretary

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